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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 OCTOBER 1, 1998
                                 ---------------
                Date of Report (Date of earliest event reported)



                     JOHNSTOWN/CONSOLIDATED INCOME PARTNERS
                     --------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



      CALIFORNIA                         0-16010                 94-3004963
      ----------                         -------                 ----------
(State of Organization)          (Commission File Number)       (IRS Employer
                                                             Identification No.)






                     1873 SOUTH BELLAIRE STREET, 17TH FLOOR
                             DENVER, COLORADO 80222
                             ----------------------
         (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (303) 757-8101
                                 --------------
              (Registrant's telephone number, including area code)


                          ONE INSIGNIA FINANCIAL PLAZA
                        GREENVILLE, SOUTH CAROLINA 29602
                        --------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

            On October 1, 1998, Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), completed the merger of Insignia Financial Group, Inc., a Delaware corporation ("Insignia"), with and into AIMCO, with AIMCO being the surviving corporation (the "Insignia Merger"). Pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of May 26, 1998, by and among AIMCO, AIMCO Properties, L.P., Insignia and Insignia/ESG Holdings, Inc., each share of Insignia outstanding as of the effective time of the Insignia Merger was converted into the right to receive 0.262 shares of AIMCO Class E Cumulative Preferred Stock, par value $.01 per share, of AIMCO (the "Class E Preferred Stock"). AIMCO will issue approximately 8.9 million shares of its Class E Preferred Stock to the former Insignia stockholders. As a result of the Insignia Merger, AIMCO acquired approximately 51% of the outstanding common shares of beneficial interest, par value $.01 per share ("IPT Shares"), of Insignia Properties Trust, a Maryland real estate investment trust ("IPT"). ConCap Equities, Inc., which is the general partner (the "General Partner") of Johnstown/Consolidated Income Partners, is a wholly-owned subsidiary of IPT.

            Also, effective October 1, 1998, IPT and AIMCO entered into an Agreement and Plan of Merger (the "IPT Merger Agreement"), pursuant to which IPT is to be merged with and into AIMCO or a subsidiary of AIMCO (the "IPT Merger"). The IPT Merger Agreement provides that, upon consummation of the IPT Merger, IPT shareholders will receive $13.25 per share in cash or $13.28 per share in shares of Class A Common Stock, par value $.01 per share of AIMCO, at AIMCO's option, as more fully provided therein. The transactions contemplated by the IPT Merger Agreement are subject to certain conditions. The IPT Merger requires the approval of the holders of a majority of the outstanding IPT Shares. AIMCO has indicated that it expects to vote all of the IPT Shares owned by it in favor of the IPT Merger, and accordingly IPT shareholder approval is assured.

            Under the IPT Merger Agreement, AIMCO has agreed to vote all IPT Shares owned by it and its subsidiaries in favor of the IPT Merger, and in connection therewith AIMCO has granted an irrevocable limited proxy to Andrew L. Farkas, James A. Aston and Frank M. Garrison to vote the IPT Shares owned by AIMCO and its subsidiaries in favor of the IPT Merger (the "Irrevocable Limited Proxy").

            The IPT Merger Agreement also provides that Andrew L. Farkas, James
A. Aston, Warren M. Eckstein, Frank M. Garrison and Bryan L. Herrman will continue to serve as trustees of IPT (collectively, the "Continuing Trustees") until the earlier of the closing of the IPT Merger or the termination of the IPT Merger Agreement. Pursuant to the IPT Merger Agreement and the Bylaws of IPT, a majority of the Continuing Trustees must approve, among other things, the following actions: (i) removal of a Continuing Trustee; (ii) termination of IPT's independent auditors or the financial advisor or legal counsel for the IPT Merger; (iii) all alternative proposals to acquire IPT or its subsidiaries; (iv) amendment or waiver of any provision of (A) the IPT Merger Agreement, (B) the Fourth Amended and Restated Agreement of Limited Partnership of Insignia Properties, L.P., (C) the Declaration of Trust of IPT or (D) the Bylaws of IPT;
(v) modification of the powers of the Continuing Trustees, and (vi) making of loans by IPT or its subsidiaries to AIMCO or its subsidiaries. The Continuing Trustees' special powers terminate on the earliest to occur of (i) the IPT Merger, (ii) January 1, 2002 or (iii) the sooner termination of the IPT Merger Agreement under certain circumstances.

            In connection with the execution of the IPT Merger Agreement, AIMCO and certain shareholders of IPT entered into an agreement, dated October 1, 1998 (the "Shareholder's Agreement"), whereby AIMCO agreed that, following a termination of the IPT Merger Agreement under certain circumstances, it will vote its IPT Shares as follows: for the first two annual meetings of IPT Shareholders following such a termination, in favor of designees of the Continuing Trustees so that such designees constitute a majority of the trustees of the IPT Board, and thereafter in favor of designees of the Continuing Trustees so that such designees constitute one less than a majority of the trustees of the IPT Board. The Shareholder's Agreement remains in effect as long as

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AIMCO and/or its affiliates own at least 10% of the outstanding IPT Shares, but terminates upon consummation of the IPT Merger.

            The summary description above of each of the IPT Merger Agreement, Irrevocable Limited Proxy and Shareholder's Agreement is qualified in its entirety by reference to Exhibits 2.1, 99.1 and 99.2 attached hereto, each of which is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)   Exhibits.

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
                  2.1               Agreement and Plan of Merger, dated as of October 1, 1998, by and between
                                    AIMCO and IPT.

                  3.2               Second Amended and Restated Bylaws of IPT, dated October 2, 1998.

                  99.1              Irrevocable Limited Proxy, dated October 1, 1998, granted by AIMCO to
                                    Andrew L. Farkas, James A. Aston and Frank M. Garrison.

                  99.2              Shareholder's Agreement, dated October 1, 1998, among AIMCO, Andrew L.
                                    Farkas, James A. Aston and Frank M. Garrison.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                           JOHNSTOWN/CONSOLIDATED INCOME PARTNERS

                           By:  CONCAP EQUITIES, INC.,
                                its General Partner



                           By:  /s/ Patrick J. Foye
                                --------------------------
                                Name: Patrick J. Foye
                                Title: Executive Vice President

Date: October 16, 1998

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                                  EXHIBIT INDEX

  EXHIBIT NO.                                               DESCRIPTION
  -----------                                               -----------
      2.1                  Agreement and Plan of Merger, dated as of October 1, 1998, by and between AIMCO and IPT (incorporated by reference to Exhibit 2.1 of IPT's Current Report on Form 8-K,
                           File No. 1-14179, dated October 1, 1998).

      3.2                  Second Amended and Restated Bylaws of IPT, dated October 2, 1998 (incorporated by reference to Exhibit 3.2 of IPT's Current Report on Form 8-K, File No. 1-14179, dated
                           October 1, 1998).

     99.1                  Irrevocable Limited Proxy, dated October 1, 1998, among AIMCO, Andrew L. Farkas,
                           James A. Aston and Frank M. Garrison (incorporated by reference to Exhibit 99.1 of IPT's Current Report on Form 8-K, File No. 1-14179, dated October 1, 1998).

     99.2                  Shareholder's Agreement, dated October 1, 1998, among AIMCO, Andrew L. Farkas,
                           James A. Aston and Frank M. Garrison (incorporated by reference to Exhibit 99.2 of
                           IPT's Current Report on Form 8-K, File No. 1-14179, dated October 1, 1998).

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